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[First Symetra Letterhead]			First Symetra National  Life
						Insurance Company of New York
						330 Madison Avenue 9th Floor
						New York, NY  10017
 	 					Mailing Address:
						777 108th Avenue NE, Suite 1200, Bellevue, WA 98004-5135
						TTY/TDD 1-800-833-6388


FIRST SYMETRA FOCUS VARIABLE ANNUITY APPLICATION
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Owner All policyholder correspondence will be sent to this address.
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Name (first, middle initial, last)  					SSN/TIN

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Address (number and street, city, state, zip)				Phone No.(include area code)

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Date of Birth					Trust		      Sex
						[ ]	           [] M  [] F
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Joint  Owner Optional, nonqualified annuities only.
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Name (first, middle initial, last)  					SSN/TIN

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Address (number and street, city, state, zip)				Phone No.(include area code)

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Date of Birth					Trust		      Sex
						[ ]	           [] M  [] F
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Annuitant If different from the owner(s). Nonqualifed annuities only.
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Name (first, middle initial, last)  					SSN/TIN

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Address (number and street, city, state, zip)				Phone No.(include area code)

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Date of Birth					Trust		       Sex
						[ ]	           [] M  [] F
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Owner's Beneficiary Designation In the event of death of owner, surviving joint owner becomes primary beneficiary.
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Beneficiary(ies) List any additional beneficiaries on a separate page, signed and dated by the owner(s).
Percentages must equal 100%.
P- primary	C- contingent []P[]P[]C
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Name (first, middle initial, last) 			SSN		Relationship to Owner       Percentage(%)

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Plan Type
[]IRA		[]Roth IRA*			[]Nonqualified			[]403(b) TSA
[]SEP IRA*	[]SIMPLE IRA*			[] 457 Deferred Compensation 	[] 457(f)

Initial Purchase Payment $________________		Initial Purchase Payment $________________

* First tax year contribution made: Year _______
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Transfer Information [] IRC 1035 Exchange []Non-Direct Rollover []Direct Rollover []Direct Transfer
										   Please submit form LP-1278/NY
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TSA, 457, SEP and 	Employer Name
SIMPLE Plans only
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Investment Instructions	Purchase Payments may initially be allocated to the Fidelity VIP Money Market Initial Class
			and then will be allocated according to your investment instructions below. Use
			only whole percentages and the totals must equal 100%.
Column 1:	Column 2:	Column 3:

Initial 	Subsequent
Purchase 	Purchase	Scheduled
Payment 	Payments 	Transfers		Investment Options
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% 		% 		% 	Fidelity VIP Money Market  - Initial Class
% 		% 		% 	Vanguard VIF - International Portfolio - Investor Class
% 		% 		% 	Vanguard VIF - REIT Index Portfolio - Investor Class
% 		% 		% 	Vanguard VIF - Mid-Cap Portfolio - Investor Class
% 		% 		% 	Vanguard VIF - Total Stock Market Portfolio - Investor Class
% 		% 		% 	Fidelity VIP Index 500  - Initial Class
% 		% 		% 	Vanguard VIF - High Yield Bond Portfolio - Investor Class
% 		% 		% 	Vanguard VIF - Total Bond Market Portfolio - Investor Class
% 		%		% 	Vanguard VIF - Balanced Portfolio - Investor Class
%		%		%	DWS Small Cap Index
% 		%		%	Ibbotson Aggressive Growth ETF Asset Allocation - Class I
% 		%		%	Ibbotson Growth Asset ETF Allocation - Class I
% 		%		%	Ibbotson Balanced ETF Asset Allocation - Class I
% 		%		%	Ibbotson Income and Growth ETF Asset Allocation - Class I
% 		%		%	Ibbotson Conservative ETF Asset Allocation - Class I

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Scheduled Transfers
[] Dollar Cost Averaging: I elect to transfer $_______________ ($500 minimum) from the _____________________
   Sub-Account [] monthly or [] quarterly to the Sub-Accounts listed above in "Column 3: "Scheduled Transfers."
   The minimum amount of transfer into a Sub-Account is $50.

[]Appreciation Sweep ($10,000 minimum money market account value required): I elect to have the appreciation of the Fidelity VIP Money Market Initial Class transferred []monthly or []quarterly or
  []semi-annually or []annually to the Sub-Accounts listed above in "Column 3: "Scheduled Transfers."
  Appreciation Sweep cannot be used to transfer money to the Fidelity VIP Money Market Initial Class.

[]Sub-Account Rebalancing ($10,000 minimum contract value required): I elect to rebalance the portion of my contract value []quarterly or []semiannually or []annually according to the percentages listed above in "Column 3: "Scheduled Transfers."
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Optional Rider
[]Capital Preservation Rider - This rider provides a guarantee that the contract value at the end of a (select one)
  []7 year [] 10 year term will not be less than the contract value at the beginning of that term. Once elected, this rider cannot be revoked. This rider can be elected at issue or on any Contract Anniversary. There is an annual charge for this rider. See the prospectus or Contract for more details.

[]Guaranteed Minimum Death Benefit Age Extension Rider - This extends the guaranteed minimum death benefit to age 95. It is only available at the time of purchase. Once selected, it cannot be revoked. In order to select this rider, the Owner must be under age 75. There is an annual charge for this rider. See the prospectus or
  Contract for complete details.
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Owner's Statement and Signatures

Have you received a current prospectus? [] Yes []No
Do you have any existing life insurance or annuity contracts with this or any other company?
[] Yes  [] No

Will this contract replace any existing annuity or insurance contract with this or any other company?
[]Yes (complete the following and submit a New York replacement form) []No

Company Name 						Contract No.
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Company Name 						Contract No.
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I declare that the statements and answers on this application are full, complete, and true, to the best of my knowledge and belief, and shall form a part of the annuity contract issued hereon. I understand and agree that any fees or taxes will be deducted from my purchase payments or contract value, as applicable.

I understand that when benefits are based on investment performance of the Separate Account, the dollar amounts of any benefits are on a variable basis and may increase or decrease based on the experience of the
Separate Account. I understand they cannot be predicted or guaranteed as to fixed dollar amount. With this in mind, I believe that the Contract is consistent with my financial needs.


Owner's Signature 					Joint Owner's Signature (if applicable)
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Signed at (city, state) 				Date

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Agency Statement Mail contract directly to: [] Owner [] Agent's office for delivery to owner
To the best of your knowledge does the owner have any existing annuity or life insurance policy or contract?
[] Yes (complete a New York replacement form) []No

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
[] Yes (complete a New York replacement form) []No

Did the agent/registered representative present and leave the applicant insurer-approved sales material?
[]Yes []No

Explanation of how this Contract meets the Owner's financial objectives and risk profile:__________________


I have reviewed the applicant's financial status and objective and find this coverage is appropriate for his/her needs.
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Licensed Agent's Signature 		Date			 Agency Name and Phone No.

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Licensed Agent (print name)		 State License No.		 Agent No.

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